Earnings Per Share - Basic and Diluted Earnings Per Share (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
Earnings Per Share [Abstract]
Net income / (loss) attributable to Despegar.com Corp.	$ 17,598	$ 18,801
Earnings per share attributable to Despegar.com Corp. Basic	$ 0.25	$ 0.32
Diluted	$ 0.25	$ 0.32
Weighted average number of shares outstanding
Basic	69,142	58,518
Dilutive effect of restricted stock units	$ 10	$ 91